Filed pursuant to 497(k)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG GW&K ESG Bond Fund

(formerly AMG Managers Loomis Sayles Bond Fund)

Supplement dated May 24, 2021 to the Summary Prospectus, dated May 24, 2021

The following information supplements and supersedes any information to the contrary relating to AMG GW&K ESG Bond Fund (formerly AMG Managers Loomis Sayles Bond Fund) (the “Fund”), a series of AMG Funds III, contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

The Fund is currently seeking shareholder approval of the following proposals: (i) to approve a new subadvisory agreement between AMG Funds LLC and GW&K Investment Management, LLC with respect to the Fund; and (ii) to approve a modified “manager-of-managers” structure for the Fund (the “Proposals”).

The Summary Prospectus is amended as follows unless and until such time as shareholders approve the applicable Proposals:

The sections titled “Fees and Expenses of the Fund” and “Expense Example” on page 1 shall read as follows:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I
Management Fee	0.26%	0.26%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.46%	0.25%
Total Annual Fund Operating Expenses	0.72%	0.51%
Fee Waiver and Expense Reimbursements[1]	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	0.71%	0.50%

[1]

AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.46% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds III Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 1, 2023. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$73	$228	$399	$893
Class I	$51	$162	$283	$639

The section titled “Portfolio Management – Subadviser” on page 4 shall read as follows:

Subadviser

GW&K Investment Management, LLC

(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive subadvisory agreement)

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE